SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         August 10, 2004
                                                 -------------------------------
                                                        (August 10, 2004)


                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              000-20348                                  43-1465483
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       (Commission File Number)                (IRS Employer Identification No.)


      8235 Forsyth Blvd, St. Louis, MO                         63105
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  (Address of Principal Executive Offices)                   (Zip Code)


                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K



Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

         99.1 Press release of D&K Healthcare Resources, Inc. dated August 10, 2004, reporting D&K's financial results for the fiscal 2004 fourth quarter and full year.


Item 12. Disclosure of Results of Operations and Financial Condition

     On August 10, 2004, D & K Healthcare Resources, Inc. issued a press release announcing its financial results for the fiscal 2004 fourth quarter and full year. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information contained in the website cited in the press release is not a part of this report.

     The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004

                                         D & K HEALTHCARE RESOURCES, INC.


                                         By: /s/ Thomas S. Hilton
                                             -----------------------------------
                                                      Thomas S. Hilton
                                                 Senior Vice-President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



   Exhibit
   Number              Description
   -------             -----------

     99.1 Press release of D&K Healthcare Resources, Inc. dated August 10, 2004, reporting D&K's financial results for the fiscal 2004 fourth quarter and full year.